UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☑	Preliminary Proxy Statement - Amendments to Form of Proxy Card

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Doral Financial Corporation
(Name of Registrant as Specified in its Charter)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.
We encourage you to take advantage of Internet or telephone voting.
Both are available 24 hours a day, 7 days a week.
Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

Doral Financial
7.00% Non-cumulative Monthly Income Preferred Stock,
Series A, liquidation preference of $50.00 per share

INTERNET
http://www.proxyvoting.com/drl
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
OR
TELEPHONE
1-866-540-5760
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

   WO#
02520- rd
▼ FOLD AND DETACH HERE ▼

If no direction is given, this proxy will not be voted with respect to any of the nominees.
You are instructed to vote “FOR” with respect to not more than two (2) Preferred Director Nominees.
The Board of Directors is not making any recommendation with respect to any of the nominees for Preferred Director.
1. ELECTION OF TWO DIRECTORS

Nominees:	FOR	AGAINST	ABSTAIN

01 David Basner	☐	☐	☐

02 Eileen Bermingham	☐	☐	☐

03 Gregory T. Hradsky	☐	☐	☐

04 Charles Lemonides	☐	☐	☐

05 Lloyd Sems	☐	☐	☐

06 Steven Zell	☐	☐	☐

Please mark your votes as indicated in this example	☒

Mark Here for Address Change or Comments SEE REVERSE	☐

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature	Signature	Date

You can now access your Doral Financial Corporation account online.
Access your Doral Financial Corporation account online via Investor ServiceDirect® (ISD).
BNY Mellon Shareowner Services, the transfer agent for Doral Financial Corporation, now makes it easy and convenient to get current information on your shareholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
Visit us on the web at www.bnymellon.com/shareowner/equityaccess
For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time
Investor ServiceDirect®
Available 24 hours per day, 7 days per week
TOLL FREE NUMBER: 1-800-370-1163

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment.
Important notice regarding the availability of proxy materials for the Special Meeting of Preferred Stockholders. The Proxy Statement and the 2010 Annual Report to Stockholders are available at: http://bnymellon.mobular.net/bnymellon/drl
▼ FOLD AND DETACH HERE ▼
Doral Financial Corporation
1451 F.D. Roosevelt Ave.
San Juan, Puerto Rico 00920-2717
PROXY
SOLICITED BY THE BOARD OF DIRECTORS FOR SPECIAL MEETING OF PREFERRED STOCKHOLDERS
     The undersigned holder of 7.00% Non-cumulative Monthly Income Preferred Stock, Series A, liquidation preference of $50.00 per share, of Doral Financial Corporation (the “Corporation”) hereby authorizes and appoints Dennis Buchert, Glen R. Wakeman and Enrique R. Ubarri, or any one or more of them, as proxies with full power of substitution in each, to represent the undersigned at the Special Meeting of Shareholders of the Corporation to be held at _____________________ beginning at __:__ __ .m. EST, on __________________, August __, 2011 and any adjournment or postponement of said meeting and thereat to vote and act with respect to all the shares of Preferred Stock of Corporation that the undersigned would be entitled to vote if then personally present in accordance with the instructions listed on the reverse hereof.
     Such proxies may vote in their discretion upon such other business as may properly be brought before the meeting or any adjournment or postponement thereof. The Corporation at present has no knowledge of any other business that may be brought before the meeting, or that any nominee will become unavailable for election.
     The holders of the Preferred stock will all vote together as a single class to elect the Preferred Directors. Your vote will be aggregated with the votes of all other holders of Preferred Stock.
     Receipt of the Notice of Special Meeting and the related Proxy Statement is hereby acknowledged.
     Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Preferred Stockholders to be held on August __, 2011: The proxy card, the proxy statement, the notice of Special Meeting and the Corporation’s Annual report on Form 10-K for the year ended December 31, 2010 are available at http://bnymellon.mobular.net/bnymellon/DRL.

Address Change/Comments (Mark the corresponding box on the reverse side)

BNY MELLON SHAREOWNER SERVICES
P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250

(Continues and to be signed on other side)	WO#
02520- rd

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.
We encourage you to take advantage of Internet or telephone voting.
Both are available 24 hours a day, 7 days a week.
Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

Doral Financial
8.35% Non-cumulative Monthly Income Preferred Stock,
Series B, liquidation preference of $25.00 per share

INTERNET
http://www.proxyvoting.com/drl
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
OR
TELEPHONE
1-866-540-5760
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

   WO#
02520- yl
▼ FOLD AND DETACH HERE ▼

If no direction is given, this proxy will not be voted with respect to any of the nominees.
You are instructed to vote “FOR” with respect to not more than two (2) Preferred Director Nominees.
The Board of Directors is not making any recommendation with respect to any of the nominees for Preferred Director.
1. ELECTION OF TWO DIRECTORS

Nominees:	FOR	AGAINST	ABSTAIN

01 David Basner	☐	☐	☐

02 Eileen Bermingham	☐	☐	☐

03 Gregory T. Hradsky	☐	☐	☐

04 Charles Lemonides	☐	☐	☐

05 Lloyd Sems	☐	☐	☐

06 Steven Zell	☐	☐	☐

Please mark your votes as indicated in this example	☒

Mark Here for Address Change or Comments SEE REVERSE	☐

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature	Signature	Date

You can now access your Doral Financial Corporation account online.
Access your Doral Financial Corporation account online via Investor ServiceDirect® (ISD).
BNY Mellon Shareowner Services, the transfer agent for Doral Financial Corporation, now makes it easy and convenient to get current information on your shareholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
Visit us on the web at www.bnymellon.com/shareowner/equityaccess
For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time
Investor ServiceDirect®
Available 24 hours per day, 7 days per week
TOLL FREE NUMBER: 1-800-370-1163

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment.
Important notice regarding the availability of proxy materials for the Special Meeting of Preferred Stockholders. The Proxy Statement and the 2010 Annual Report to Stockholders are available at: http://bnymellon.mobular.net/bnymellon/drl
▼ FOLD AND DETACH HERE ▼
Doral Financial Corporation
1451 F.D. Roosevelt Ave.
San Juan, Puerto Rico 00920-2717
PROXY
SOLICITED BY THE BOARD OF DIRECTORS FOR SPECIAL MEETING OF PREFERRED STOCKHOLDERS
     The undersigned holder of 8.35% Non-cumulative Monthly Income Preferred Stock, Series B, liquidation preference of $25.00 per share, of Doral Financial Corporation (the “Corporation”) hereby authorizes and appoints Dennis Buchert, Glen R. Wakeman and Enrique R. Ubarri, or any one or more of them, as proxies with full power of substitution in each, to represent the undersigned at the Special Meeting of Shareholders of the Corporation to be held at _____________________ beginning at __:__ __ .m. EST, on __________________, August __, 2011 and any adjournment or postponement of said meeting and thereat to vote and act with respect to all the shares of Preferred Stock of Corporation that the undersigned would be entitled to vote if then personally present in accordance with the instructions listed on the reverse hereof.
     Such proxies may vote in their discretion upon such other business as may properly be brought before the meeting or any adjournment or postponement thereof. The Corporation at present has no knowledge of any other business that may be brought before the meeting, or that any nominee will become unavailable for election.
     The holders of the Preferred stock will all vote together as a single class to elect the Preferred Directors. Your vote will be aggregated with the votes of all other holders of Preferred Stock.
     Receipt of the Notice of Special Meeting and the related Proxy Statement is hereby acknowledged.
     Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Preferred Stockholders to be held on August __, 2011: The proxy card, the proxy statement, the notice of Special Meeting and the Corporation’s Annual report on Form 10-K for the year ended December 31, 2010 are available at http://bnymellon.mobular.net/bnymellon/DRL.

Address Change/Comments (Mark the corresponding box on the reverse side)

BNY MELLON SHAREOWNER SERVICES
P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250

(Continues and to be signed on other side)	WO#
02520- yl

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.
We encourage you to take advantage of Internet or telephone voting.
Both are available 24 hours a day, 7 days a week.
Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

Doral Financial
7.25% Non-cumulative Monthly Income Preferred Stock,
Series C, liquidation preference of $25.00 per share

INTERNET
http://www.proxyvoting.com/drl
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
OR
TELEPHONE
1-866-540-5760
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

   WO#
02520- pk
▼ FOLD AND DETACH HERE ▼

If no direction is given, this proxy will not be voted with respect to any of the nominees.
You are instructed to vote “FOR” with respect to not more than two (2) Preferred Director Nominees.
The Board of Directors is not making any recommendation with respect to any of the nominees for Preferred Director.
1. ELECTION OF TWO DIRECTORS

Nominees:	FOR	AGAINST	ABSTAIN

01 David Basner	☐	☐	☐

02 Eileen Bermingham	☐	☐	☐

03 Gregory T. Hradsky	☐	☐	☐

04 Charles Lemonides	☐	☐	☐

05 Lloyd Sems	☐	☐	☐

06 Steven Zell	☐	☐	☐

Please mark your votes as indicated in this example	☒

Mark Here for Address Change or Comments SEE REVERSE	☐

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature	Signature	Date

You can now access your Doral Financial Corporation account online.
Access your Doral Financial Corporation account online via Investor ServiceDirect® (ISD).
BNY Mellon Shareowner Services, the transfer agent for Doral Financial Corporation, now makes it easy and convenient to get current information on your shareholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
Visit us on the web at www.bnymellon.com/shareowner/equityaccess
For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time
Investor ServiceDirect®
Available 24 hours per day, 7 days per week
TOLL FREE NUMBER: 1-800-370-1163

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment.
Important notice regarding the availability of proxy materials for the Special Meeting of Preferred Stockholders. The Proxy Statement and the 2010 Annual Report to Stockholders are available at: http://bnymellon.mobular.net/bnymellon/drl
▼ FOLD AND DETACH HERE ▼
Doral Financial Corporation
1451 F.D. Roosevelt Ave.
San Juan, Puerto Rico 00920-2717
PROXY
SOLICITED BY THE BOARD OF DIRECTORS FOR SPECIAL MEETING OF PREFERRED STOCKHOLDERS
     The undersigned holder of 7.25% Non-cumulative Monthly Income Preferred Stock, Series C, liquidation preference of $25.00 per share, of Doral Financial Corporation (the “Corporation”) hereby authorizes and appoints Dennis Buchert, Glen R. Wakeman and Enrique R. Ubarri, or any one or more of them, as proxies with full power of substitution in each, to represent the undersigned at the Special Meeting of Shareholders of the Corporation to be held at _____________________ beginning at __:__ __ .m. EST, on __________________, August __, 2011 and any adjournment or postponement of said meeting and thereat to vote and act with respect to all the shares of Preferred Stock of Corporation that the undersigned would be entitled to vote if then personally present in accordance with the instructions listed on the reverse hereof.
     Such proxies may vote in their discretion upon such other business as may properly be brought before the meeting or any adjournment or postponement thereof. The Corporation at present has no knowledge of any other business that may be brought before the meeting, or that any nominee will become unavailable for election.
     The holders of the Preferred stock will all vote together as a single class to elect the Preferred Directors. Your vote will be aggregated with the votes of all other holders of Preferred Stock.
     Receipt of the Notice of Special Meeting and the related Proxy Statement is hereby acknowledged.
     Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Preferred Stockholders to be held on August __, 2011: The proxy card, the proxy statement, the notice of Special Meeting and the Corporation’s Annual report on Form 10-K for the year ended December 31, 2010 are available at http://bnymellon.mobular.net/bnymellon/DRL.

Address Change/Comments (Mark the corresponding box on the reverse side)

BNY MELLON SHAREOWNER SERVICES
P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250

(Continues and to be signed on other side)	WO#
02520- pk

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.
We encourage you to take advantage of Internet or telephone voting.
Both are available 24 hours a day, 7 days a week.
Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

Doral Financial
4.75% Perpetual Cumulative Convertible Preferred Stock,
liquidation preference of $250.00 per share

INTERNET
http://www.proxyvoting.com/drl
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
OR
TELEPHONE
1-866-540-5760
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

   WO#
02520- bl
▼ FOLD AND DETACH HERE ▼

If no direction is given, this proxy will not be voted with respect to any of the nominees.
You are instructed to vote “FOR” with respect to not more than two (2) Preferred Director Nominees.
The Board of Directors is not making any recommendation with respect to any of the nominees for Preferred Director.
1. ELECTION OF TWO DIRECTORS

Nominees:	FOR	AGAINST	ABSTAIN

01 David Basner	☐	☐	☐

02 Eileen Bermingham	☐	☐	☐

03 Gregory T. Hradsky	☐	☐	☐

04 Charles Lemonides	☐	☐	☐

05 Lloyd Sems	☐	☐	☐

06 Steven Zell	☐	☐	☐

Please mark your votes as indicated in this example	☒

Mark Here for Address Change or Comments SEE REVERSE	☐

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature	Signature	Date

You can now access your Doral Financial Corporation account online.
Access your Doral Financial Corporation account online via Investor ServiceDirect® (ISD).
BNY Mellon Shareowner Services, the transfer agent for Doral Financial Corporation, now makes it easy and convenient to get current information on your shareholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
Visit us on the web at www.bnymellon.com/shareowner/equityaccess
For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time
Investor ServiceDirect®
Available 24 hours per day, 7 days per week
TOLL FREE NUMBER: 1-800-370-1163

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment.
Important notice regarding the availability of proxy materials for the Special Meeting of Preferred Stockholders. The Proxy Statement and the 2010 Annual Report to Stockholders are available at: http://bnymellon.mobular.net/bnymellon/drl
▼ FOLD AND DETACH HERE ▼
Doral Financial Corporation
1451 F.D. Roosevelt Ave.
San Juan, Puerto Rico 00920-2717
PROXY
SOLICITED BY THE BOARD OF DIRECTORS FOR SPECIAL MEETING OF PREFERRED STOCKHOLDERS
     The undersigned holder of 4.75% Perpetual Cumulative Convertible Preferred Stock, liquidation preference of $250.00 per share, of Doral Financial Corporation (the “Corporation”) hereby authorizes and appoints Dennis Buchert, Glen R. Wakeman and Enrique R. Ubarri, or any one or more of them, as proxies with full power of substitution in each, to represent the undersigned at the Special Meeting of Shareholders of the Corporation to be held at _____________________ beginning at __:__ __ .m. EST, on __________________, August __, 2011 and any adjournment or postponement of said meeting and thereat to vote and act with respect to all the shares of Preferred Stock of Corporation that the undersigned would be entitled to vote if then personally present in accordance with the instructions listed on the reverse hereof.
     Such proxies may vote in their discretion upon such other business as may properly be brought before the meeting or any adjournment or postponement thereof. The Corporation at present has no knowledge of any other business that may be brought before the meeting, or that any nominee will become unavailable for election.
     The holders of the Preferred stock will all vote together as a single class to elect the Preferred Directors. Your vote will be aggregated with the votes of all other holders of Preferred Stock.
     Receipt of the Notice of Special Meeting and the related Proxy Statement is hereby acknowledged.
     Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Preferred Stockholders to be held on August __, 2011: The proxy card, the proxy statement, the notice of Special Meeting and the Corporation’s Annual report on Form 10-K for the year ended December 31, 2010 are available at http://bnymellon.mobular.net/bnymellon/DRL.

Address Change/Comments (Mark the corresponding box on the reverse side)

BNY MELLON SHAREOWNER SERVICES
P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250

(Continues and to be signed on other side)	WO#
02520- bl